UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT - May 22, 2026

(Date of earliest event reported)

HONEYWELL INTERNATIONAL INC.

(Exact name of Registrant as specified in its Charter)

Delaware	1-8974	22-2640650

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

855 S. MINT STREET, CHARLOTTE, NC	28202

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (704) 627-6200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, par value $1 per share	HON	The Nasdaq Stock Market LLC

3.375% Senior Notes due 2030	HON 30	The Nasdaq Stock Market LLC

0.750% Senior Notes due 2032	HON 32	The Nasdaq Stock Market LLC

3.750% Senior Notes due 2032	HON 32A	The Nasdaq Stock Market LLC

4.125% Senior Notes due 2034	HON 34	The Nasdaq Stock Market LLC

3.750% Senior Notes due 2036	HON 36	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

Honeywell International Inc. (the “Company”) held its Annual Meeting of Shareowners on May 22, 2026. The following matters set forth in our Proxy Statement dated April 10, 2026 (the “2026 Proxy Statement”), which was filed with the Securities and Exchange Commission pursuant to Regulation 14A under the Securities Exchange Act of 1934, were voted upon with the results indicated below.

1.	The nominees listed below were elected directors with the respective votes set forth opposite their names:

	For	Against	Abstain	Broker Non Votes
Duncan B. Angove	464,139,182	13,755,159	1,399,132	66,560,788
Craig Arnold	467,967,662	9,706,396	1,619,415	66,560,788
William S. Ayer	471,293,549	6,686,318	1,313,606	66,560,788
D. Scott Davis	442,320,024	35,331,436	1,642,013	66,560,788
Deborah Flint	465,896,618	11,846,697	1,550,158	66,560,788
Vimal Kapur	464,838,820	13,164,230	1,290,423	66,560,788
Michael W. Lamach	466,514,007	11,064,449	1,715,017	66,560,788
Grace Lieblein	457,043,389	21,000,828	1,249,256	66,560,788
Indra K. Nooyi	473,961,878	4,048,561	1,283,034	66,560,788
Marc Steinberg	471,483,730	6,429,528	1,380,215	66,560,788
Robin Watson	472,404,726	5,585,489	1,303,258	66,560,788
Stephen Williamson	473,170,813	4,725,167	1,397,493	66,560,788

2.	The shareowners approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed in the 2026 Proxy Statement. The voting results are set forth below:

For	Against	Abstain	Broker Non Votes
445,365,387	31,184,267	2,743,819	66,560,788

3.	The shareowners approved the appointment of Deloitte & Touche LLP as independent accountants for 2026. The voting results are set forth below:

For	Against	Abstain
539,328,514	5,581,867	943,880

4.	The shareowners approved the Reverse Stock Split Proposal. The voting results are set forth below:

For	Against	Abstain
533,779,509	9,513,554	2,561,198

5.	The shareowners did not approve the shareowner proposal titled “Shareholder right to Act by Written Consent.” The voting results are set forth below:

For	Against	Abstain	Broker Non Votes
152,897,633	323,102,671	3,293,169	66,560,788

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 27, 2026	HONEYWELL INTERNATIONAL INC.

By: /s/ Su Ping Lu
Su Ping Lu

Senior Vice President, General Counsel and Corporate Secretary